UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 12, 2025, GameStop Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting the stockholders voted on (1) the election of directors; (2) an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026.
Proposal 1: Election of Directors
The Company’s stockholders elected each of the five nominees listed below for director to serve until the next annual meeting and until such director’s successor is elected and qualified, by the vote indicated below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alain (Alan) Attal	204,509,756	25,375,290	644,478	90,408,014
Lawrence (Larry) Cheng	223,520,850	6,575,150	433,524	90,408,014
Ryan Cohen	226,263,041	4,008,783	257,568	90,408,014
James (Jim) Grube	227,590,111	1,994,634	944,647	90,408,014
Nathaniel (Nat) Turner	218,435,244	11,240,209	854,071	90,408,014
Proposal 2: Advisory Non-binding Vote on Executive Compensation
The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the named executive officers of the Company, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,596,899	5,957,352	975,273	90,408,014

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2026, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
318,627,345	1,139,753	1,170,440	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: June 13, 2025	By:	/s/ Daniel Moore
Daniel Moore

Principal Financial and Accounting Officer